UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2025

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

450 7th Avenue, Suite 905 New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-9588

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	KIDZ	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on May 12, 2024, Classover Holdings, Inc. (“Pubco”) entered into an Agreement and Plan of Merger (the “Business Combination Agreement”), by and among Pubco, Battery Future Acquisition Corp, a Cayman Islands exempted company (“BFAC”), Class Over Inc., a Delaware corporation (“Class Over”), BFAC Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), and BFAC Merger Sub 2 Corp., a Delaware corporation (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”).

Pursuant to the Business Combination Agreement, upon the closing of the Business Combination (the “Closing”), Merger Sub 1 was to merge with and into BFAC (the “Reorganization Merger”), with BFAC being the surviving corporation of the Reorganization Merger and becoming a wholly-owned subsidiary of Pubco, and then, immediately following the consummation of the Reorganization Merger, Merger Sub 2 was to merge with and into the Company (the “Acquisition Merger”, and together with the Reorganization Merger, the “Mergers” or the “Business Combination”), with the Company being the surviving corporation of the Acquisition Merger and becoming a wholly-owned subsidiary of Pubco.  On April 4, 2025 (the “Closing Date”), the parties consummated the Mergers and the transactions contemplated by the Business Combination Agreement.

At Closing, all issued and outstanding Class A ordinary shares and Class B ordinary shares of BFAC were exchanged for shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), of Pubco and each BFAC warrant outstanding was converted into a warrant to purchase Class B Common Stock of Pubco (each, a “Warrant”).  Additionally, at Closing, Pubco issued to the former security holders of Class Over an aggregate of 6,535,014 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock,” and together with the Class B Common Stock, the “Common Stock”), of Pubco, 5,964,986 shares of Class B Common Stock of Pubco and 1,000,000 shares of Series A preferred stock, par value $0.0001 per share (“Series A Preferred Stock”), of Pubco (collectively, the “Merger Consideration Shares”) in exchange for their equity interests in Class Over.

In addition, at Closing, Pubco issued to a certain investor (the “PIPE Investor”) (i) 2,400 shares of Series B preferred stock, par value $0.0001 per share (“Series B Preferred Stock”), of Pubco, (ii) a warrant to purchase 1,600 shares of Series B Preferred Stock of Pubco (the “First Preferred Warrant”), and (iii) a warrant to purchase 1,000 shares of Series B Preferred Stock of Pubco (the “Second Preferred Warrant,” and together with the First Preferred Warrant, the “Preferred Warrants”), pursuant to the terms of a PIPE Agreement, dated November 22, 2024 (the “PIPE Agreement”), entered into by Pubco, BFAC and the PIPE Investor. At the Closing, the PIPE Investor exercised the First Preferred Warrant to purchase 1,000 shares of Series B Preferred Stock. The PIPE Agreement and the Preferred Warrants together provide for the issuance of up to an aggregate of 5,000 shares of Series B Preferred Stock of Pubco, with 3,400 shares issued at Closing for $3,230,000 (net of original issue discount), and the remaining shares issuable upon the exercise of the Second Preferred Warrant at later dates, subject to certain conditions, for an aggregate exercise price of up to $1,520,000 (net of original issue discount).  In connection with the PIPE, certain former shareholders of Class Over transferred an aggregate of 1,000,000 shares of Class B Common Stock of Pubco to the PIPE Investor.

The description of the Business Combination Agreement and the PIPE Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement and PIPE Agreement, respectively, which was filed as Exhibit 2.1 to the BFAC’s Current Report on Form 8-K filed on May 15, 2024 and BFAC’s Current Report on Form 8-K filed on November 26, 2024, respectively, and is incorporated by reference herein.  Additionally, a description of Pubco’s securities issued in the Business Combination and pursuant to the PIPE Agreement is set forth in the section of the Proxy Statement/Prospectus entitled “Description of Pubco Securities” beginning on page 196 and incorporated herein by reference.

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Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Executive Employment Agreements

On the Closing Date, Ms. Hui Luo, the founder and Chief Executive Officer of Class Over, entered into an employment agreement with Pubco (the “Employment Agreement”) pursuant to which Ms. Luo will serve as Pubco’s Chief Executive Officer. The Employment Agreement generally provides for a term of three (3) years and for an annual base salary of $240,000, payable monthly. Ms. Luo will also be eligible for an annual bonus in cash, Pubco stock, or both, based on performance targets set by the Pubco board of directors (the “Pubco Board”), and will participate in Pubco’s 2024 Equity Incentive Plan (the “Equity Incentive Plan”). Upon termination, Ms. Luo will receive any accrued but unpaid base salary, an additional amount equal to 50% of the then-current base salary, and any awarded but unpaid annual bonus for the preceding year.  Ms. Luo is subject to certain restrictive covenants, including but not limited to confidentiality, non-disclosure and non-solicitation covenants under her Employment Agreement.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the complete text of such Employment Agreement, a copy of which is attached hereto and filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

In connection with the consummation of the Merger, Pubco entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that Pubco will indemnify each of its directors and executive officers for certain expenses, which may include attorneys’ fees, judgments, fines and settlement amounts, incurred by a director or officer in any action or proceeding arising out of their services as one of Pubco’s directors or officers or any other company or enterprise to which the person provides services at Pubco’s request.

The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-up Arrangements

On the Closing Date, Pubco entered into Lock-Up Arrangements (the “Lock-Up Arrangements”) with certain shareholders, including, among others, former shareholders and noteholders of Class Over. The Lock-Up Arrangements impose restrictions on the holders ability to sell, transfer or assign Pubco securities received as part of the Business Combination.

Under the terms of the Lock-Up Arrangements, subject to certain exceptions and permitted transfers:

•	Class Over stockholders receiving Pubco Class A Common Stock will be restricted from transferring their shares for 12 months following the Closing.
•

Certain of the Class Over management team members holding Pubco Class B Common Stock will be restricted from transferring their shares for six months following the effective date of the initial registration statement required to be filed pursuant to the Pipe Registration Rights Agreement (as defined below).

•	Former Class Over noteholders holding Pubco Class B Common Stock will be restricted from transferring their shares for six months following the Closing.

Pipe Registration Rights Agreement

On the Closing Date, Pubco entered into a Registration Rights Agreement (the “Pipe Registration Rights Agreement”) with the PIPE Investor providing for certain registration rights.  Under the terms of the Pipe Registration Rights Agreement, the Company has agreed to file a registration statement to register the shares of Common Stock underlying the Series B Preferred Stock within forty-five (45) days after the Closing Date and to have such registration statement effective within sixty (60) days of the Closing Date (or the fifth (5th) business day after the Company is notified by the Securities Exchange Commission that such registration statement will not be reviewed or subject to further review).    Pubco will bear the registration expenses, excluding underwriters' discounts and commissions.

The foregoing description of the Pipe Registration Rights Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Mergers, that certain Investment Management Trust Agreement, dated as of December 14, 2021, between BFAC and Continental, pursuant to which Continental invested the proceeds of BFAC’s initial public offering in a trust account and facilitated the redemption of BFAC public shares, was terminated.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The Business Combination was approved by BFAC’s shareholders at an extraordinary meeting of shareholders held on February 21, 2025. An aggregate of 3,514,769 Ordinary Shares sold in BFAC’s initial public offering were redeemed in connection with the Business Combination.

In connection with the consummation of the Business Combination, each BFAC Warrant that was outstanding immediately prior to the Effective Time was converted into a warrant to purchase one share of Pubco Class B Common Stock at an exercise price of $11.50 per share, in accordance with the terms of such warrants and the Business Combination Agreement.

As of the Closing Date and following the completion of the Business Combination, Pubco had 15,733,342 shares of Class B Common Stock issued and outstanding.

FORM 10 INFORMATION

Prior to the Closing, BFAC was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more businesses or entities. After the Closing, Pubco became a holding company with BFAC and Class Over as its wholly-owned subsidiaries.

Cautionary Note Regarding Forward-Looking Statements

This document and the information incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding Pubco’s future financial performance, as well as Pubco’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Pubco cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond Pubco’s control, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Pubco’s views as of any subsequent date, and Pubco does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	Pubco’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Pubco to grow and manage growth profitability following the Closing;
•	the ability to maintain the listing of Pubco’s securities on Nasdaq following the Closing;
•	the business, operations and financial performance of Pubco following the Business Combination;
•	expansion plans and opportunities, including future acquisitions or additional business combinations;
•	Pubco’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Closing;
•	consequences from the diversion of management’s time from ongoing business operations due to the Business Combination;
•	litigation, complaints, product liability claims and/or adverse publicity;
•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
•	privacy and data protection laws, privacy or data breaches, or the loss of data; and
•	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 55 of the Proxy Statement/Prospectus.

Business and Properties

The information set forth in the section of the Proxy Statement/Prospectus entitled “Information About Class Over” beginning on page 142, and in the section of the Proxy Statement/Prospectus entitled “Information About BFAC” beginning on page 123 is incorporated herein by reference.

Risk Factors

The following is a summary of the risk factors related to Pubco’s business:

•	If we are not able to continue to attract students to purchase our courses and to increase the spending of our students, our business and prospects will be materially and adversely affected.
•	Our business depends on the continued success of our brand, and if we fail to maintain and enhance the recognition of our brand, we may face difficulty attracting students to our online after-school tutoring service, and our reputation and operating results may be harmed.
•	We face competition from established as well as other emerging companies, which could divert customers to our competition, result in pricing pressure, reduced operating margins, loss of market share, departure of qualified teachers and significantly reduce our revenue.
•	We face significant competition, which could increase our customer acquisition cost, cause us to lose students to our competitors, lead to pricing pressure and loss of market shares, and significantly reduce our revenue.
•	If we are not able to continue to recruit, train and retain a sufficient number of qualified teachers, our business, financial conditions and operating results may be materially and adversely affected.
•	The vast majority of our teachers are engaged as independent contractors, not employees, and if federal or state law mandates that they be classified as employees, our business may be adversely impacted.
•	Students may decide not to continue taking our courses for a number of reasons, including a perceived lack of improvement in their academic performance or general dissatisfaction with our courses, which may adversely affect our business, financial condition, results of operation and reputation.
•	We may not be successful in the expansion of the courses that we offer.
•	We may not be able to maintain or increase our course fee levels.
•	Many of our students are minors, which may subject us to significant and/or heightened litigation risks, regulatory scrutiny, and reputational damage.
•	Tuition refunds or potential refund disputes may negatively affect our cash flows, financial condition, and reputation.

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•	We have incurred, and in the future may continue to incur, net losses.
•	Our financial statements contain disclosure regarding the substantial doubt about our ability to continue as a going concern.
•	We have a limited operating history and operate in a rapidly evolving industry, which makes it difficult to evaluate our business and future prospects and increases the risk of your investment.
•	We have grown rapidly and expect to continue to invest in our growth for the foreseeable future. If we fail to manage this growth effectively, the success of our business model will be compromised.
•	Certain aspects of our business and ability to grow are seasonal and cyclical, which may cause our current business plans to change and our operating results and revenues to fluctuate. As a result, we may fail to meet the expectations of securities analysts and investors, which could cause Pubco’s stock price to decline.
•	As a result of becoming a public company, we will be obligated to develop and maintain proper and effective internal control over financial reporting. Our management has limited experience in operating a public company.
•	We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives and corporate governance practices.
•	We have identified material weaknesses in our internal control over financial reporting as of December 31, 2023 and 2022, and we may identify additional material weaknesses in the future. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.
•	The dual-class structure of Pubco’s Common Stock as contained in the Pubco amended and restated certificate of incorporation has the effect of concentrating voting control with those stockholders who held our capital stock prior to the contemplated transaction, including our directors, executive officers and their respective affiliates.
•	Our estimates of the size of our addressable market may prove to be inaccurate.
•	We face risks related to natural and other disasters, health epidemics, and other extraordinary events, such as the COVID-19 pandemic, which could significantly disrupt our operations.
•	We may be exposed to cyberattacks, denial-of-service attacks, ransomware attacks, business email compromises, computer malware, viruses, and social engineering (including phishing) and other cybersecurity threats that may impact our networks or systems.
•	Changes in laws or regulations relating to consumer data privacy could materially and adversely affect our business.

A complete description of the risks associated with Pubco’s and Class Over’s business and operations are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 55, which is incorporated herein by reference.

Financial Information

Unaudited Condensed Consolidated Financial Statements

The following historical financial statements of Class Over and the related notes beginning on page F-1 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited financial statements as of and for the nine months ended September 30, 2024 and for the nine months ended September 30, 2023; and (ii) the audited financial statements as of and for the years ended December 31, 2023 and December 31, 2022.

The following historical financial statements of Pubco and the related notes beginning on page F-34 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited consolidated financial statements as of and for the three months ended September 30, 2024; and (ii) audited consolidated financial statements as of and for the period from inception to June 30, 2024.

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The following historical financial statements of BFAC and the related notes beginning on page F-51 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited financial statements as of and for the nine months ended September 30, 2024 and for the nine months ended September 30, 2023; and (ii) the audited financial statements as of and for the years ended December 31, 2023 and December 31, 2022.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma financial information required to be set forth herein is incorporated by reference to Exhibit 99.1 to be filed by amendment to this Current Report on Form 8-K.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Class Over prior to the Business Combination is included in the Proxy Statement/Prospectus in the section entitled “Class Over’s Management’s Discussion and Analysis Of Financial Condition And Results Of Operations” beginning on page 163, which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operation of Class Over for the years ended December 31, 2024 and 2023 is incorporated by reference to Exhibit  99.2 to be filed by amendment to this Current Report on Form 8-K.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Pubco Common Stock as of the Closing Date by:

•	each person who is known to be the beneficial owner of more than 5% of Pubco Common Stock;

•	each executive officer and director of Pubco; and

•	all executive officers and directors of Pubco, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, rights and convertible notes that are currently exercisable or exercisable within 60 days.

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The beneficial ownership of Pubco Common Stock is based on 6,535,014 shares of Class A Common Stock and 15,733,342 shares of Class B Common Stock issued and outstanding immediately following the consummation of the Business Combination.

Name and Address of Beneficial Owners(1)	Number of Class A Common Stock (#)	Percentage (%)	Number of Class B Common Stock (#)		Percentage (%)	% of Total Voting Power(2)
Executive Officers and Directors of Pubco:
Hui Luo	6,535,014	100%	522,801	(3)	3.2%	91.2%
Yanling Peng	-	-	-		-	-
Yan Zhang	-	-	-		-	-
Tracy Xia	-	-	-		-	-
Mona Liang	-	-	-		-	-
Amanda Chang	-	-	-		-	-
All Directors and Executive Officers as a group (6 Individuals)	6,535,014	100%	522,801	(3)	3.2%	91.2%

Greater than 5% Holders:
Battery Future Sponsor LLC(4)	-	-	1,751,501		11.1%	*
Camel Bay, LLC(5)	-	-	2,912,099		18.5%	1.6%
Pala Investments Limited	-	-	1,254,704		7.9%	*
Jumpstart NYC LLC(6)	-	-	1,000,000		6.4%	*

––––––––––––––––

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 450 7th Avenue, Suite 905, New York, New York 10123.
(2)

Percentage of total voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. The holders of our Class A common stock are entitled to 25 votes per share, and holders of our Class B Common Stock are entitled to one vote per share.

(3)	Represents 522,801 shares of Class B Common Stock issuable upon conversion of a like number of shares of Series A Preferred Stock which are convertible at any time at the option of the holder.
(4)

Battery Future Manager LLC is the manager of Battery Future Sponsor LLC. Joshua Payne is the sole member of Battery Future Manager LLC and has voting and investment discretion with respect to the ordinary shares held of record by Battery Future Sponsor LLC. Mr. Payne disclaims any beneficial ownership of the shares held by such entity, except to the extent of his pecuniary interest therein.

(5)

Graham Wood, LLC (“Wood”) is the managing member of Camel Bay LLC. Ling Shi is the managing member of Graham Wood.  The business address of each of Camel Bay and Wood, as reported in the Schedule 13D, is 8 The Green, Suite 15614, Dover, DE 19901.

(6)

William R. Samuels (the “Manager”) acts as the manager of Jumpstart NYC LLC (the “Stockholder”). The Manager, in his capacity as manager, may be deemed to have voting and dispositive power with respect to the shares of Class B Common Stock held by the Stockholder and may be deemed to be the beneficial owner of these shares. The Manager disclaims beneficial ownership of the shares of Class B Common Stock held by the Stockholder. The address of the principal business office of each of the manager and the Stockholder is 201 California Street, Suite 350, San Francisco, CA 94111.

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Information about Directors and Executive Officers

Name	Age	Position
Executive Officers
Hui (Stephanie) Luo	46	Chief Executive Officer, Chairwoman and Director
Yanling (Flora) Peng	30	Chief Financial Officer

Directors
Yan Zhang	43	Director
Tracy Xia	41	Director
Mona Liang	38	Director
Amanda Chang	46	Director

Information with respect to Pubco’s directors and officers appointed immediately after the Closing on the Closing Date, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section entitled “Directors and Executive Officers of Pubco After the Business Combination” beginning on page 180, which information is incorporated herein by reference.

Resignations and Appointments

In connection with the Closing, each of BFAC’s directors prior to the Closing resigned from their respective position as a director, in each case effective as of the effective time on the Closing Date.

At the Meeting, each of Hui Luo, Yan Zhang, Tracy Xia, Mona Liang and Amanda Chang were elected to serve on the board of directors, with effect from the Closing and until their successors have been duly elected and qualified. Biographies of each of these individuals are set forth in the Proxy Statement/Prospectus in the section entitled “Directors and Executive Officers of Pubco After the Business Combination” beginning on page 180, and are incorporated by reference herein.

In connection with the Closing, Fanghan Sui, BFAC’s sole executive officer prior to the Closing, resigned from his position as an executive officer, effective as of the effective time on the Closing Date.

Effective as of the Closing, Ms. Hui Luo was appointed to serve as Pubco’s Chief Executive Officer and Ms. Yanling (Flora) Peng was appointed to serve as Pubco’s Chief Financial Officer. A biography of Ms. Peng is set forth in the Proxy Statement/Prospectus in the section entitled “Directors and Executive Officers of Pubco After the Business Combination” beginning on page 180, and is incorporated by reference herein.

Controlled Company Exemption

Pubco’s majority shareholder, Hui Luo, holds a majority of the voting power of Pubco Common Stock and as a result, Pubco is a “controlled company” within the meaning of applicable rules of Nasdaq. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements (a) that a majority of the board consists of independent directors; (b) for an annual performance evaluation of the nominating and corporate governance and compensation committees; (c) that the controlled company has a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (d) that the controlled company has a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibility. Pubco currently satisfies all of Nasdaq’s corporate governance requirements and has not taken advantage of any of the exemptions available to it as a controlled company.  If Pubco determines in the future to avail itself of any of the corporate governance exemptions available to controlled companies, Pubco’s shareholders may not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements. In the event that Pubco ceases to be a “controlled company” and its Common Stock continues to be listed on Nasdaq, it will be required to comply with these provisions within the applicable transition periods.

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Role of Board in Risk Oversight

One of the key functions of the board of directors of Pubco is informed oversight of Pubco’s risk management process. The board of directors of Pubco does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the board of directors of Pubco as a whole, as well as through various standing committees of the board of directors of Pubco that address risks inherent in their respective areas of oversight. In particular, the board of directors of Pubco is responsible for monitoring and assessing strategic risk exposure and Pubco’s audit committee (the “Audit Committee”) has the responsibility to consider and discuss Pubco’s major financial risk exposures and the steps management takes to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Pubco’s compensation committee (the “Compensation Committee”) also assesses and monitors whether Pubco’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Director Independence

Pubco adheres to the listing rules of Nasdaq in affirmatively determining whether a director is independent. Nasdaq listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. However, as a controlled company, Pubco will be largely exempt from the foregoing requirements.

Notwithstanding the availability of this exemption, the board of directors of Pubco has determined that each of the directors, other than Ms. Luo, qualifies as an independent director, as defined under the listing rules of Nasdaq, and that the board of directors of Pubco consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements. Although Pubco’s board of directors presently consists of a majority independent directors, there can be no assurance that Pubco will not avail itself of the exemption for controlled companies in the future.

Committees of the Board of Directors

Pubco has a standing Audit Committee, Compensation Committee and nominating and governance committee (the “Nominating and Governance Committee”).  Each committee operates under a charter that has been approved by our board of directors and is available on our website at www.classover.com The committees have the composition and responsibilities described below.

 Audit Committee

In connection with the Closing, Yan Zhang, Mona Liang, and Amanda Chang were appointed as members of the Audit Committee, with Yan Zhang appointed as chair. The Audit Committee meets Nasdaq audit committee composition requirements. Each member of the Audit Committee is financially literate. The board of directors of the Company has determined that of Yan Zhang qualifies as an “audit committee financial expert” as defined by the SEC.

The functions of the Audit Committee include, among other things:

•	evaluating the performance, independence and qualifications of Pubco’s independent auditors and determining whether to retain Pubco’s existing independent auditors or engage new independent auditors;

•	reviewing Pubco’s financial reporting processes and disclosure controls;

•	reviewing and approving the engagement of Pubco’s independent auditors to perform audit services and any permissible non-audit services;

•	reviewing the adequacy and effectiveness of Pubco’s internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of Pubco’s internal audit function;

•	reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by Pubco;

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•	obtaining and reviewing at least annually a report by Pubco’s independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

•	monitoring the rotation of partners of Pubco’s independent auditors on Pubco’s engagement team as required by law;

•	prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of Pubco’s independent auditor;

•	reviewing Pubco’s annual and quarterly financial statements and reports, including the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Pubco’s periodic reports to be filed with the SEC and discussing the statements and reports with Pubco’s independent auditors and management;

•	reviewing with Pubco’s independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of Pubco’s financial controls and critical accounting policies;

•	reviewing with management and Pubco’s auditors any earnings announcements and other public announcements regarding material developments;

•	establishing procedures for the receipt, retention and treatment of complaints received by Pubco regarding financial controls, accounting, auditing or other matters;

•	preparing the report that the SEC requires in Pubco’s annual proxy statement;

•	reviewing and providing oversight of any related party transactions in accordance with Pubco’s related party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including Pubco’s code of ethics;

•	reviewing Pubco’s major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

•	reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

The composition and function of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, all applicable SEC rules and regulations and all applicable Nasdaq listing rules. Pubco will comply with future requirements of the SEC, Nasdaq or other applicable authority to the extent they become applicable to Pubco.

It is expected that following the Closing, the Audit Committee will establish a procedure whereby complaints or concerns regarding accounting, internal controls or auditing matters may be submitted anonymously to the Audit Committee by email.

Compensation Committee

In connection with the Closing, Mona Liang, Tracy Xia, and Amanda Chang were appointed as members of the Compensation Committee, with Mona Liang appointed as chair. The board of directors of Pubco has determined that each of the members of the Compensation Committee satisfies the independence requirements of Nasdaq and is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

The functions of the Compensation Committee include, among other things:

•	reviewing and approving the corporate objectives that pertain to the determination of executive compensation;
•	reviewing and approving the compensation and other terms of employment of Pubco’s executive officers;
•	reviewing and approving performance goals and objectives relevant to the compensation of Pubco’s executive officers and assessing their performance against these goals and objectives;

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•	making recommendations to the board of directors of Pubco regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the board of directors of Pubco;
•	reviewing and making recommendations to the board of directors of Pubco regarding the type and amount of compensation to be paid or awarded to Pubco non-employee board members;
•	reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;
•	administering Pubco’s equity incentive plans, to the extent such authority is delegated by the board of directors of Pubco;
•	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for Pubco’s executive officers;
•	reviewing with management Pubco’s disclosures under the caption “Compensation Discussion and Analysis” in Pubco’s periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•	preparing an annual report on executive compensation that the SEC requires in Pubco’s annual proxy statement; and
•	reviewing and evaluating on an annual basis the performance of the Compensation Committee and recommending such changes as deemed necessary with the board of directors of Pubco.

The Compensation Committee may also, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other advisor and is directly responsible for the appointment, compensation and oversight of the work of any such advisor. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other advisor, the Compensation Committee will consider the independence of each such advisor, including the factors required by Nasdaq and the SEC.

The composition and function of the Compensation Committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. Pubco will comply with future requirements of the SEC, Nasdaq or other applicable authority to the extent they become applicable to Pubco. Pubco maintains the Compensation Committee in accordance with the rules of Nasdaq notwithstanding the general availability of an exemption from those rules for controlled companies. There can be no assurance that Pubco will not avail itself of the exemption for controlled companies in the future.

Nominating and Governance Committee

In connection with the Closing, Tracy Xia, Mona Liang, and Amanda Chang were appointed as members of the Nominating and Corporate Governance Committee, with Tracy Xia appointed as chair. The board of directors of Pubco has determined that each of the members of the Compensation Committee satisfies the independence requirements of Nasdaq.

The Nominating and Governance Committee assists the board of directors by identifying and recommending individuals qualified to become members of the board. The Nominating and Corporate Governance Committee is responsible for evaluating the composition, size and governance of the board and its committees and making recommendations regarding future planning and the appointment of directors to the committees, establishing a policy for considering stockholder nominees to the board, reviewing the corporate governance principles and making recommendations to the board regarding possible changes; and reviewing and monitoring compliance with Pubco’s Code of Business Conduct and Ethics.

Pubco maintains the Nominating and Corporate Governance Committee in accordance with the rules of Nasdaq notwithstanding the general availability of an exemption from those rules for controlled companies. There can be no assurance that Pubco will not avail itself of the exemption for controlled companies in the future.

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Code of Ethics

On the Closing Date, Pubco’s board of directors adopted a Code of Ethics that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. Copies of the Code of Ethics and charters for each of Pubco’s committees are available on Pubco’s website at https://www.classover.com. In the event Pubco makes any amendments to, or grants any waiver from, a provision of the code that applies to its principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC or Nasdaq rules, Pubco will disclose such amendment or waiver and reasons therefore on its website at https://www.classover.com within the time period required by such rules. Pubco’s website is not part of this Current Report on Form 8-K.

Director Compensation

The Compensation Committee will determine the annual compensation to be paid to the members of the board of directors. Directors’ fees have yet to be determined but are expected to consist of an annual cash retainer, committee retainers and equity awards subject to time-based vesting. Pubco anticipates that directors who also serve as an employee of Pubco Company will not receive additional compensation for their service as a director.

Executive Compensation

The compensation for each of BFAC’s and Class Over’s executive officers before the Closing is described in the Proxy Statement/Prospectus in the section entitled “Executive Officer and Director Compensation” beginning on page 182, which information is incorporated herein by reference.

The general compensation programs of Pubco’s executive officers after the Closing are described in the section of the Proxy Statement/Prospectus entitled “Executive Officer and Director Compensation” beginning on page 182, which information is incorporated herein by reference. The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the section entitled “Executive Employment Agreement” is incorporated herein by reference.

The 2024 Equity Incentive Plan of Pubco was approved by Pubco’s Board of Directors and BFAC, as the sole stockholder of Pubco. A description of the Incentive Plan is set forth in the section of the Proxy Statement/Prospectus entitled “Executive Officer and Director Compensation” beginning on page 182 and is incorporated herein by reference. A copy of the complete text of the 2024 Equity Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 185 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

From time to time, Pubco may become involved in legal proceedings arising in the ordinary course of its business. Neither Pubco nor any of its subsidiaries are presently a party to any legal proceedings that, in the opinion of Pubco’s management, would individually or taken together have a material adverse effect on Pubco’s business, financial condition, results of operations or cash flows. Regardless of outcome, litigation can have an adverse impact on Pubco due to defense and settlement costs, diversion of management resources, negative publicity, reputational harm and other factors.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Immediately prior to the Closing, BFAC’s Units, Class A ordinary shares and Warrants were quoted on OTC Markets under the symbols “BFQUF,” “BFACF” and “BFQWF,” respectively. As of the Closing Date, BFAC’s Units separated into their component securities and BFAC’s Ordinary Shares and Warrants automatically converted into Pubco Class B Common Stock and Pubco Warrants. On the Closing Date, Pubco’s Class B Common Stock and Warrants were listed on Nasdaq under the new trading symbols of “KIDZ” and KIDZW,” respectively.

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As of the Closing Date and following the completion of the Business Combination, Pubco had 6,535,014 shares of Pubco Class A Common Stock issued and outstanding held of record by 1 holder and 15,733,342 shares of Pubco Class B Common Stock issued and outstanding held of record by 82 holders. Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Dividends

Pubco has not paid any cash dividends on its Common Stock to date. Pubco may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the board of directors and will depend on, among other things, Pubco’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the board of directors may deem relevant. In addition, Pubco’s ability to pay dividends may be limited by Pubco’s outstanding preferred stock and covenants of any existing and future outstanding indebtedness Pubco or its subsidiaries incur. Pubco does not anticipate declaring any cash dividends to holders of Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The description of the issuances pursuant to the PIPE Agreement, as set forth in Item 1.01 of this Current Report on Form 8-K, is incorporated herein by reference.  The offer and sale of the shares of Pubco Series B Preferred Stock and the Pubco Preferred Warrants to the PIPE Investor, and the offer and sale of the Pubco Series B Preferred Stock pursuant to the Pubco Preferred Warrants, are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

Information regarding unregistered sales of securities by BFAC is set forth in Part II, Item 5 of BFAC’s Annual Report on Form 10-K filed with the SEC on March 29, 2024, as amended on July 3, 2024.

Description of Registrant’s Securities

The description of Pubco’s securities is set forth in the section of the Proxy Statement/Prospectus entitled “Description of Pubco Securities” beginning on page 196.

Indemnification of Directors and Officers

Under Delaware law, a corporation may indemnify its officers and directors against liabilities and expenses they incur in their capacities as such, except in certain circumstances. Pubco’s Amended and Restated Certificate of Incorporation (the “Charter”) and Pubco’s bylaws (the “Bylaws”) provide for indemnification of its officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such. Pubco has purchased a policy of directors’ and officers’ liability insurance that insures its officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures Pubco against its obligations to indemnify its officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Pubco entered into the Indemnification Agreements with each of its officers and directors to provide contractual indemnification in addition to the indemnification provided for in the Charter. The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated herein by reference.

Pubco believes that the indemnity provisions of its Charter and Bylaws, the insurance procured by it and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 2.01 of this Current Report on Form -K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The material terms of the Charter of Pubco and the general effect upon the rights of holders of Pubco’s capital stock, including as a result of the Pubco Class A Common Stock, Pubco Series A Preferred Stock and Pubco Series B Preferred Stock, are described in the sections of the Proxy Statement/Prospectus entitled “Proposal 2—The Pubco Organizational Documents Advisory Proposal” beginning on page 103 of the Proxy Statement/Prospectus and “Description of Pubco Securities” beginning on page 196 of the Proxy Statement/Prospectus, which information is incorporated herein by reference. A copy of the Amended and Restated Charter is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On the Closing Date, Pubco adopted the Bylaws. The material terms of the Bylaws and their impact on security holders' rights are discussed in the sections of the Proxy Statement/Prospectus entitled “Proposal No. 2—The Pubco Organizational Documents Advisory Proposal” beginning on page 103 of the Proxy Statement/Prospectus, which information is incorporated herein by reference. A copy of the Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth and incorporated by reference in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth and incorporated by reference in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Information about Directors and Executive Officers” in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing, each of BFAC’s officers and directors resigned as a member of BFAC’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between BFAC and the officers and directors on any matter relating to BFAC’s operations, policies or practices.

Incentive Plan

The material terms of the Incentive Plan are discussed in the section of the Proxy Statement/Prospectus entitled “Executive Officer and Director Compensation—2024 Stock Option and Incentive Plan” beginning on page 184 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Directors and Executive Officers

The information regarding Pubco’s directors and executive officers set forth and incorporated by reference under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 5.06 Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act). The material terms of the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “Proposal No.1—Business Combination Proposal” beginning on page 84 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The information set forth and incorporated by reference in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following historical financial statements of Class Over Inc. and the related notes beginning on page F-1 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited financial statements as of and for the nine months ended September 30, 2024 and for the nine months September 30, 2023; and (ii) audited financial statements as of and for the years ended December 31, 2023 and December 31, 2022.

The audited financial statements of Class Over Inc. and the related notes as of and for the years ended December 31, 2024 and 2023 is incorporated by reference to Exhibit 99.1 to be filed by amendment to this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 31, 2024, the unaudited pro forma condensed combined statement of profit or loss for the year ended December 31, 2024 and 2023, are incorporated by reference to Exhibit 99.3 to be filed by amendment to this Current Report on Form 8-K.

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(d) Exhibits

Exhibit Index

Exhibit No.	Description

2.1+

Agreement and Plan of Merger, dated as of May 12, 2024, by and among Battery Future Acquisition Corp., BFAC Merger Sub 1 Corp, BFAC Merger Sub 2 Corp, Class Over Inc., and Classover Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

3.1

Amended and Restated Certificate of Incorporation of Pubco (incorporated by reference to Exhibit 3.1 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

3.2	Bylaws of Pubco (incorporated by reference to Exhibit 3.2 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

3.3

Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.3 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

3.4

Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

4.1

Warrant Agreement between Battery Future Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

4.2	Warrant Assignment, Assumption and Amendment Agreement, dated as of April 4, 2025

4.3	Specimen Common Stock Certificate of Pubco (incorporated by reference to Exhibit 4.3 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

4.4	Specimen Warrant Certificate of Pubco (incorporated by reference to Exhibit 4.4 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

4.5	Form of First Preferred Warrant dated as of April 4, 2025

4.6	Form of Second Preferred Warrant dated as of April 4, 2025

10.1

Classover Holdings, Inc. 2024 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.2	Employment Agreement, dated as of April 4, 2025, by and between the Company and Hui Luo.

10.3	Form of Indemnification Agreement.

10.4	Form of Registration Rights Agreement by and between Pubco and the PIPE Investor.

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10.5

Sublease Agreement between Class Over Inc. and Dream Go Inc. (incorporated by reference to Exhibit 10.8 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.6

Marketing Consulting Agreement between Class Over Inc. and Genius Kid Class LLC (incorporated by reference to Exhibit 10.9 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.7

Convertible Promissory Note issued to Yi Liu (incorporated by reference to Exhibit 10.10 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.8

Sublease Agreement between Class Over Inc. and Dream Legal Group (incorporated by reference to Exhibit 10.11 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.9

Securities Purchase Agreement for Series B Preferred Stock (incorporated by reference to Exhibit 10.12 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.10	Promissory note issued to Hui Luo (incorporated by reference to Exhibit 10.15 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

10.11	Talk-Cloud Classroom Service Agreement (incorporated by reference to Exhibit 10.5 to Pubco’s Registration Statement filed on Form S-4, File No. 333-283454 filed on November 26, 2024, as amended).

21.1	List of subsidiaries of Pubco.

99.1*	Class Over Inc. audited financial statements for the years ended December 31, 2024 and 2023.

99.2*	Class Over Inc. Management’s Discussion of Financial Condition and Results of Operations for the years ended December 31, 2024 and 2023.

99.3*

Pubco pro forma condensed combined balance sheet as of December 31, 2024, and the pro forma condensed combined statement of profit or loss for the year ended December 31, 2024, and the unaudited pro forma condensed combined statement of profit or loss for the twelve months ended December 31, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Schedule and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Pubco agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
*	To be filed by amendment.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2025		CLASSOVER HOLDINGS, INC.

	By:	/s/ Hui Luo
Name: Hui Luo
Title: Chief Executive Officer

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